                                                                   Exhibit 10.25

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[****]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS THERE IS (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) UNLESS PURSUANT TO AN EXEMPTION THEREFROM UNDER RULE 144 (OR ANY SUCCESSOR PROVISION) OF THE ACT.

                              WARRANT TO PURCHASE
                      1,626,426 SHARES OF COMMON STOCK OF
                              CHEAP TICKETS, INC.

     This certifies that Delta Air Lines, Inc., a Delaware corporation (the "Initial Holder"), or its registered transferees, successors or assigns (each, a "Holder"), for value received, is entitled to purchase at the Exercise Price (as defined below) from Cheap Tickets, Inc., a Delaware corporation (the "Company"), up to One Million Six Hundred Twenty Six Thousand Four Hundred Twenty Six (1,626,426) fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), subject to adjustment pursuant to Section 4 hereof and the terms and conditions set forth herein. This Warrant shall be exercisable during the period beginning on May 14, 2006 until the Expiration Date (as defined below), unless the exercise period is accelerated as provided in the exercise schedule contained in Schedule
                                                                        --------
A hereto (the "Exercise Schedule").
-

     As used herein, (a) the term "Issue Date" shall mean May 14, 2001, (b) the term "Expiration Date" shall mean the earlier of the date upon which all Warrant Shares shall have been exercised or December 31, 2006, (c) the term "Exercise Price" shall mean $11.805, subject to adjustment pursuant to Section 4 hereof, and (d) the term "General Agreement" shall mean that certain General Agreement of even date herewith between the Company and the Initial Holder. This Warrant is being issued pursuant to the General Agreement. The Initial Holder is entitled to the rights and benefits and subject to the obligations under that certain Investor Rights Agreement of even date herewith between the Initial Holder and the Company.

               1.   Exercise; Issuance of Certificates; Acknowledgement. This
                    ---------------------------------------------------
Warrant may be exercised, in whole or in part, for shares of Common Stock (but not for a fraction of a share) upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with (i) the Form of Subscription attached as Annex A hereto duly completed and executed, and (ii) payment
            -------
pursuant to Section 2 of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date of exercise. Certificates for the shares of the Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense as soon as practicable after the rights represented by this Warrant have been so exercised, but in any event within ten (10) business days after the date of exercise. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder. In case of a purchase of less than all the Warrant Shares, the Company shall execute and deliver to Holder within a reasonable time an Acknowledgement in the form attached hereto indicating the number of Warrant Shares which remain subject to this Warrant, if any.

          2.   Payment for Shares.  The aggregate purchase price for Warrant
               ------------------
Shares being purchased hereunder may be paid either (i) by check or wire transfer of immediately available funds or (ii) by surrender of a number of Warrant Shares which have a fair market value equal to the aggregate purchase price of the Warrant Shares being purchased ("Net Issuance") as determined herein. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

                                 X = Y(A-B)
                                     -------
                                       A

          where: X =  the number of Warrant Shares to be issued to the Holder;

                 Y = the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

                 A = the fair market value of one (1) Warrant Share on the date of exercise; and

                 B =  the Exercise Price on the date of exercise.

          No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall in lieu thereof make payment to the Holder of cash in the amount of such fraction multiplied by the fair market value of one share of the Warrant Shares on the date of exercise. For purposes of the above calculation, the fair market value of one (1) share of the Warrant Shares shall mean (a) if the Common Stock is then traded on a national securities exchange or Nasdaq, the average of the high and low trading prices of such Common Stock on such exchange on the date of exercise, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible, (b) if the Common Stock is then regularly traded over-the-counter, the average of the high and low trading prices of such Common Stock on the over-the-counter market on the date of exercise, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible, or (c) if there is no active public market for the Common Stock, the fair market value thereof as determined in good faith by the Board of Directors of the Company, multiplied by the number of shares of Common Stock into which each share of the Warrant Shares is then convertible.

          3.   Shares to be Fully Paid; Reservation of Shares.
               ----------------------------------------------

               3.1 The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued shares of Common Stock or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. If at any time prior to the Expiration Date the number of authorized but unissued shares of Common Stock shall not be sufficient to permit the exercise of the rights represented by this Warrant, the Company will take such corporate action, subject to receipt of any required stockholder approval, as may be necessary to increase its authorized but unissued shares of Common Stock as shall be sufficient for such purpose.

               3.2 The Company hereby represents and warrants to the Initial Holder that (a) as of the Issue Date the authorized equity securities of the Company consist of 70,000,000 shares of Common Stock, of which 23,234,654 shares were issued and outstanding as of April 1, 2001, and 10,000,000 shares of preferred stock, none of which are issued or outstanding, and (b) as of April 1, 2001, the Warrant Shares represent seven percent (7%) of the issued and outstanding shares of Common Stock.

          4.   Adjustment of Exercise Price and Number of Shares.  The Exercise
               -------------------------------------------------
Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 4. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

               4.1  Stock Dividends.  If the Company at any time while this
                    ---------------
Warrant is outstanding and unexpired shall pay a dividend or distribution payable in Common Stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to such dividend or distribution, and
(ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately after such dividend or distribution.

               4.2  Stock Splits, Subdivisions or Combinations.  In case the
                    ------------------------------------------
Company shall at any time split or subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and in case the outstanding shares of the Common Stock of the Company shall be combined or reverse split into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

               4.3  Reclassification.  In case of any reclassification, change
                    ----------------
or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination described in Section 4.2 hereof), then the Company shall take all necessary actions (including but not limited to executing and delivering to the Holder of this Warrant an additional Warrant or other instrument, in form and substance satisfactory to the holder of this Warrant) to ensure that the Holder of this Warrant shall thereafter have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or conversion by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4.3 shall similarly apply to successive reclassifications, changes and conversions.

               4.4  Consolidation, Merger or Sale.  In case of any
                    -----------------------------
consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any transaction in which in excess of 50% of the Company's voting power is transferred, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "Reorganization"), then the Company will have the right to cancel this Warrant, provided, however, that, upon the consummation or effective date of such Reorganization, the Holder will receive, in lieu of this Warrant, the stock and other securities and property (including cash) to which such Holder would have been entitled upon the date of such Reorganization if such Holder had exercised this Warrant immediately prior thereto pursuant to the Net Issuance provisions of Section 2 hereof and this Warrant had been exercisable for all of the Warrant Shares (notwithstanding the Exercise Schedule) as of the date of such Reorganization.

               4.5  Notice of Adjustment.  Upon any adjustment provided for
                    --------------------
under this Section 4, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Exercise Price resulting from such adjustment and the increase, decrease or change, if any, in the number or type of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

               4.6  Other Notices.  If at any time:
                    -------------

                    (1) the Company shall declare any cash dividend upon its Common Stock;

                    (2) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another entity or person; or

                    (3) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or public offering, at least thirty (30) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall use its reasonable best efforts to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

          5.   No Impairment.  Except and to the extent as waived or consented
               -------------
to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

          6.   No Voting or Dividend Rights.  Nothing contained in this Warrant
               ----------------------------
shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company prior to the exercise of the Holder's right to purchase the Warrant Shares. No cash dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby until, and only to the extent that, this Warrant shall have been exercised.

          7.   Transfer. Subject to compliance with applicable laws, this
               --------
Warrant and all rights hereunder may be transferred by a Holder, in whole or in part, only to an affiliate (as such term is defined under Rule 405 of the Act) of such Holder. Any such transfer to an affiliate shall be made upon surrender of this Warrant together with a written request for transfer accompanied by an opinion of counsel that such transfer is in compliance with applicable federal and state securities laws, or the Company is provided with information sufficient for the Company to make such determination. Except as expressly permitted by this Section 7, this Warrant may not be transferred by the Holder.

          8.   Representations and Warranties of Holder. Holder hereby agrees,
               ----------------------------------------
represents and warrants as follows: (i) Holder is acquiring this Warrant solely for its own account for investment and not with a view to or for sale or distribution of the Warrant or any portion thereof in violation of the Act; (ii) Holder is an "accredited investor" within the meaning of Rule 501 under the Act, as presently in effect; (iii) the entire legal and beneficial interest of the Warrant is being acquired for, and will be held for the account of, Holder only and neither in whole nor in part for any other person, except for such transfer of any of the Warrant as may be permitted hereunder; (iv) Holder either (a) has a prior business relationship with the Company and/or its officers and directors, or (b) by reason of its business or financial experience or the business or financial experience of its professional advisors who are unaffiliated with the Company, and who are not compensated by the Company, has the capacity to protect its own interests in connection with its acquisition of the Warrant; and (v) the transaction under which Holder is acquiring the Warrant has not been registered under the Act and the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.

          9.   Lost Warrants. Upon receipt of evidence reasonably satisfactory
               -------------
to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

          10.  Modification and Waiver. Any term of this Warrant may be amended
               -----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Warrants representing at least a majority of the aggregate number of Warrant Shares then issuable upon exercise of this Warrant. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company, the Holder and the holders of all Warrants issued pursuant to this Warrant.

          11.  Notices. Except as may be otherwise provided herein, all
               -------
notices, requests, waivers and other communications made pursuant to this Warrant shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when sent by facsimile to the number set forth below if sent between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day, or on the next business day if sent by facsimile to the number set forth below if sent other than between 8:00 a.m. and 5:00 p.m. recipient's local time on a business day; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party at the address set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider. Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this
Section 11 by giving the other party written notice of the new address in the manner set forth above.

          12.  Titles and Subtitles; Governing Law; Venue. The titles and
               ------------------------------------------
subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Agreement. This Warrant is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the Company and the Holder. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in the State of Delaware , and each of the Company and the Holder hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

          13. Counterparts. This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          14.  Publicity. This Warrant and the transactions contemplated hereby
               ---------
shall be considered "Confidential Information" for purposes of the General Agreement and neither party shall make any disclosure of such Confidential Information except in accordance with the provisions of the General Agreement relating to Confidential Information, except that nothing in this Warrant or the General Agreement shall restrict the Holder from disclosing such Confidential Information to its attorneys, accountants, consultants and other advisors to the extent necessary to obtain their services in connection with the Holder's investment or participation in the Company.

          15.  Charges; Taxes and Expenses. Issuance of certificates for shares
               ---------------------------
upon the exercise of the Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

          16.  Redemption. This Warrant is not redeemable by the Company.
               ----------

          17.  Further Assurances. Each of the parties shall execute such
               ------------------
documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other person, and otherwise fulfilling, or causing the fulfillment of, the various obligations made herein, as may be reasonably required or desirable to carry out or to perform the provisions of this Warrant and to consummate and make effective as promptly as possible the transactions contemplated by this Warrant.















                         [Signatures on following page]

     IN WITNESS WHEREOF, the Company and the Initial Holder have caused this Warrant to be duly executed by its officers, thereunto duly authorized, as of the date first above written.

CHEAP TICKETS, INC.                            DELTA AIR LINES, INC.

By: /s/ Sam E. Galeotos                        By: /s/ [SIGNATURE ILLEGIBLE]
   ------------------------------------           ---------------------------
Sam E. Galeotos,                               Name:_________________________
President and Chief Executive Officer          Its:__________________________

By: /s/ Sam Horgan
   ------------------------------------
Sam Horgan,
Chief Financial Officer

Address and Facsimile Number for Notice:       Address and Facsimile Number for Notice:
---------------------------------------        ---------------------------------------

Cheap Tickets, Inc.                            Delta Air Lines Inc.
1440 Kapiolani Blvd.                           1030 Delta Boulevard
Honolulu, Hawaii 96814                         Atlanta Hartsfield International Airport
Facsimile: (808) 946-3844                      Atlanta, Georgia 30320
Attention: Chief Financial Officer             Facsimile: (404) 715-4098
---------
                                               Attention: Executive Vice President - Chief
                                               ---------
                                               Financial Officer

With a copy to:                                With a copy to:

Morrison & Foerster LLP                        Delta Air Lines Inc.
555 West 5th Street                            1030 Delta Boulevard
Suite 3500                                     Atlanta Hartsfield International Airport
Los Angeles, California 90013                  Atlanta, Georgia 30320
Facsimile: 213-892-5454                        Facsimile: (404) 773-1657
Attention: Henry Fields, Esq.                  Attention: Senior Vice President - General
---------                                      ---------
                                               Counsel

                                  SCHEDULE A
                                  ----------

                               EXERCISE SCHEDULE

1. The dates on which Warrant Shares may be purchased may be accelerated prior to the Expiration Date according to the following schedule (the "Exercise Schedule"). Capitalized terms not otherwise defined herein have the meanings set forth in the General Agreement.

     . 25% of the Warrant Shares may be purchased on or after June 1, 2002 if the Company has earned and been paid an average performance based incentive of at least [****]% (the "Target Percentage") under the Override and Incentive Program described in Article 5 of the General Agreement and as set forth in the Agency Agreement for the twelve-month period ending March 31 (the "Measuring Period") in the year 2002 (or for such shorter period that the General Agreement was effective);

     . an additional 25% of the Warrant Shares may be purchased on or after June 1, 2003 if the Company has earned and been paid at least the Target Percentage for the Measuring Period in the year 2003;

     . an additional 25% of the Warrant Shares may be purchased on or after June 1, 2004 if the Company has earned and been paid at least the Target Percentage for the Measuring Period in the year 2004; and

     . an additional 25% of the Warrant Shares may be purchased on or after June 1, 2005 if the Company has earned and been paid at least the Target Percentage for the Measuring Period in the year 2005.

     In addition, if the Warrant is not accelerated for any Measuring Period described above, but as of the end of any subsequent Measuring Period it is determined that the Company has earned and been paid a cumulative average performance based incentive of at least the Target Percentage over the failed Measuring Period, such subsequent Measuring Period and any intervening Measuring Periods, then the amount of Warrant Shares for which this Warrant is exercisable shall, as of June 1 following the end of such subsequent Measuring Period, include the amount of Warrant Shares for the failed Measuring Period(s). For example, if the Company fails to obtain the Target Percentage for the Measuring Period ending March 31, 2003, but obtains a cumulative average market share of at least the Target Percentage for the Measuring Periods ending March 31, 2003 and 2004, then the number of exercisable Warrant Shares shall, as of June 1, 2004 include the 25% of the Warrant Shares that were previously excluded for the Measuring Period ending March 31, 2003, as well as the additional 25% of the Warrant Shares for the Measuring Period ending March 31, 2004.

2. Additionally, in the event that the Initial Holder terminates the General Agreement or the Agency Agreement pursuant to the terms thereof, the dates on which the Warrant Shares may be purchased shall be accelerated to the effective date of any such termination.


[****] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                         ANNEX A
                                                                         -------

                              FORM OF SUBSCRIPTION
                              --------------------

                (To be signed only upon exercise of the Warrant)


To: Cheap Tickets, Inc.

     The undersigned, the holder of a right to purchase shares of Common Stock of Cheap Tickets, Inc. (the "Company") pursuant to that certain Warrant to Purchase Common Stock of Cheap Tickets, Inc. (the "Warrant"), dated as of May 14, 2001, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________________________ (_________) shares of Common Stock of the Company and herewith makes payment of _________________________________ Dollars ($__________) therefor by the following method:


(Check one of the following):

_______ (check if applicable)    The undersigned hereby elects to make payment
                                 of ______________ Dollars ($___________)
                                 therefor in cash.

_______ (check if applicable)    The undersigned hereby elects to make payment
                                 for the aggregate exercise price of this exercise using the Net Issuance method pursuant to Section 2 of the Warrant.



The undersigned, in order to induce the issuance of such securities, makes to the Company, as of the date hereof, the following representations and warranties:

1. Purchase for Own Account.  The undersigned represents that it is acquiring
   ------------------------
   the Common Stock issuable upon exercise of the Warrant (collectively, the "Shares") solely for investment for such undersigned's own account not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, except as may be permitted under the federal securities laws, and that such undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. The acquisition by such undersigned of any of the Shares shall constitute confirmation of the representation by such undersigned that such undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

2. Disclosure of Information.  Such undersigned has received all the information
   -------------------------
   it considers necessary or appropriate for deciding whether to acquire the Shares. Such undersigned

                                                                         ANNEX A
                                                                         -------

   further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Shares and the business, properties, prospects and financial condition of the Company.

3. Investment Experience.  Such undersigned represents that it is able to fend
   ---------------------
   for itself and can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, such undersigned also represents it has not been organized for the purpose of acquiring the Shares. Such undersigned acknowledges that any investment in the Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

4. Accredited Investor.  Such undersigned represents that it is an "accredited
   -------------------
   investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

5. Further Limitations on Disposition.  Without in any way limiting the
   ----------------------------------
   representations set forth above, such undersigned further agrees not to make any disposition of all or any portion of the Shares unless and until:

     a) there is then in effect a registration statement under the Securities Act of 1933, as amended (the "Act") covering such proposed disposition and such disposition is made in accordance with such registration statement; or

     b) such undersigned shall have furnished the Company with an opinion of counsel reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.

     c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the undersigned (i) to any entity that, directly or indirectly, is in control of, is controlled by, or is under common control with, the undersigned ("control" shall mean the power, directly or indirectly, to vote 51% or more of the voting securities of an entity) or (ii) the transfer by gift, provided that the transferee agrees in writing to be subject to the terms hereof to the same extent as the original undersigned hereunder.


DATED:  ________________

                                         DELTA AIR LINES, INC.

                                         By:____________________
                                         Name:__________________
                                         Its:___________________

                                                                         ANNEX A
                                                                         -------

                                 ACKNOWLEDGMENT
                                 --------------


To:  Delta Air Lines, Inc.

     The undersigned hereby acknowledges that as of the date hereof, __________________ (_______) shares of Common Stock remain subject to the right of purchase in favor of Delta Air Lines pursuant to that certain Warrant to Purchase Common Stock of Cheap Tickets, Inc. dated as of May 14, 2001.

DATED:  ________________

                                         CHEAP TICKETS, INC.

                                         By:__________________________

                                         Name:________________________

                                         Its:_________________________